Cambria Global Tail Risk ETF (FAIL)
(formerly, Cambria Sovereign Bond ETF (SOVB))

Summary Prospectus

March 15, 2021

Listed on CBOE BZX Exchange, Inc.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, shareholder reports, and other information about the Fund online at www.cambriafunds.com/fail. You can also get this information at no cost by calling 855-ETF-INFO (383-4636) or by sending an e-mail request to info@cambriafunds.com. The Fund’s Prospectus and Statement of Additional Information, both dated March 15, 2021, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

FUND SUMMARY

Cambria Global Tail Risk ETF (formerly, Cambria Sovereign Bond ETF)

Investment Objective

The Fund seeks to provide income and capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

Management Fee:	0.59%
Distribution and/or Service (12b-1) Fees:	0.00%
Acquired Fund Fees and Expenses:*	0.10%
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:**	0.69%

*     Based on estimated amounts for the current fiscal year.

**   The Fund’s Total Annual Fund Operating Expenses have been restated to reflect the addition of Acquired Fund Fees and Expenses (“AFFE”), which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies. As a result, the Fund’s Total Annual Fund Operating Expenses may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include AFFE.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that the operating expenses remain the same. The example does not reflect any brokerage commissions that you may pay on purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year:	Three Years:	Five Years:	Ten Years:
$70	$221	$384	$858

Portfolio Turnover

The Fund may pay transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended April 30, 2020, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio. As a result of changes to the Fund’s principal investment strategy that took effect on March 15, 2021, however, the Fund estimates that its portfolio turnover rate for the fiscal year ended April 30, 2021 may increase to 100% of the average value of its portfolio and as much as 75% of the estimated turnover rate may be attributable to the Fund’s strategy change.

Principal Investment Strategies

The Fund is actively managed and seeks to achieve its investment objective by providing a hedge against a significant negative movement of global ex-U.S. equities. The Fund pursues its objective by (i) investing in cash, U.S. government bonds, including U.S. Treasuries and Treasury inflation-protected securities (TIPS), ex-U.S. sovereign bonds, and U.S.-listed exchange traded funds (“ETFs”) that invest primarily in U.S. Treasuries, TIPS or ex-U.S. sovereign bonds and (ii) utilizing a put option strategy to manage the risk of a significant negative movement in the value of global ex-U.S. equities (commonly referred to as tail risk) over rolling one-month periods. Under normal market conditions, the Fund’s bond portfolio invests at least 40% of its total assets in investment grade, intermediate U.S. treasuries and TIPS and at least 40% of its total assets in ex-U.S. sovereign bonds, including investment grade and non-investment grade bonds issued by developed and emerging market governments with short and intermediate durations. The Fund’s investment adviser, Cambria Investment Management, L.P. (“Cambria” or the “Adviser”), seeks to allocate assets in the Fund’s bond portfolio broadly across these various bond markets and hold a diversified bond portfolio that offsets the cost of option premiums, but does not actively manage the Fund’s bond portfolio. To hedge against sharp declines in the global ex-U.S. stock markets, each month, the Fund purchases U.S. exchange-listed protective “at the money” or “out of the money” put options on (i) stock indices that broadly cover developed ex-U.S. markets and emerging markets or (ii) U.S.-listed ETFs that track these broad global ex-U.S. equity markets.

Cambria intends to spend approximately one percent of the Fund’s total assets per month to purchase put options. Buying a put option provides the purchaser the right to sell the underlying asset (index or ETF) to the put seller at a specified price (the “strike price”) within a specified time period. Cambria generally targets put options in the 0% to 30% out of the money range. If a put option is 30% out of the money, the put option’s strike price is 30% below the value of the underlying asset. If a put option is at the money (i.e., 0% out of the money), the put option’s strike price is equal to the value of the underlying asset. If the value of the underlying asset is below the strike price, the put option is considered to be “in the money”.

There is an associated cost (premium) with the purchase of an option, but in the event the underlying asset declines in value below the strike price and the holder exercises the option, the holder will be entitled to receive the difference between the value of the underlying asset and the strike price (which gain is offset by the premium originally paid by the holder). Accordingly, if the underlying asset declines in value, ownership of the put option may reduce the downside risk associated with the underlying asset. In the event the value of the underlying asset closes above the strike price as of the expiration date, the put option may end up worthless and the premium paid for the option might be lost. For example, if the Fund purchases a put option on the MSCI Emerging Markets Index (“MXEF” and, its put option, a “MXEF Put”), the Fund pays a premium to the option seller, which decreases the Fund’s return. If, however, the price of the MXEF falls below the MXEF Put’s strike price, the option finishes in the money and the option seller pays the Fund the difference between the strike price of the MXEF Put and the price of the MXEF.

Cambria has implemented the put option strategy to attempt to provide protection from significant global ex-U.S. equity market declines on a month-by-month basis. The bulk of this protection comes in the form of put options on indices or ETFs that track the performance of global ex-U.S. equity markets. When selecting put options, Cambria does not seek out put options that cover specific ex-U.S. markets that it expects to underperform; rather, Cambria selects put options that broadly cover the stock markets of both ex-U.S. developed countries and emerging market nations. Cambria generally intends to re-initiate new options positions that make up the put option position each month and reinvest any gains from these activities into intermediate-term U.S. government bonds, including U.S. Treasuries and TIPS, ex-U.S. sovereign bonds, and ETFs that invest primarily in these types of bonds. Cambria also may, at its discretion, liquidate and establish new option positions intra-month, or liquidate option positions without establishing new positions when Cambria deems that doing so would be beneficial to the Fund, such as when an option is significantly in the money or significantly out of the money. The put option strategy only includes exchange-listed put options.

Principal Risks

An investment in the Fund involves risk. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. The Fund’s principal risks are presented in alphabetical order to facilitate investors’ ability to identify particular risks and compare them with the risks of other funds. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return, and/or ability to meet its objective. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. For more information about the risks of investing in the Fund, see the sections titled “Additional Information About the Fund’s Risks” and “Additional Non-Principal Risk Information.”

Cash Redemption Risk. The Fund’s investment strategy may require it to effect redemptions by Authorized Participants, in whole or in part, for the cash value of large blocks of Shares called Creation Units. As a result, the Fund may pay out higher annual capital gain distributions and be less tax-efficient than if the in-kind redemption process was used exclusively. In addition, cash redemptions may incur higher brokerage costs than in-kind redemptions and these added costs may be borne by the Fund and negatively impact Fund performance.

Currency Strategies Risk. Currency exchange rates may fluctuate significantly over short periods of time and can be unpredictably affected by political developments or government intervention. Changes in currency exchange rates may affect the U.S. dollar value of the Fund’s investments.

Cyber Security Risk. The Fund may be susceptible to operational and information security risks resulting from a breach in the Fund’s cyber security, including cyber-attacks against the Fund, third-party service providers, market makers, Authorized Participants, or issuers of securities in which the Fund invests. A breach in cyber security, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information.

Derivatives Risk. Derivatives, such as put options, can be volatile, and a small investment in a derivative can have a large impact on the performance of the Fund. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as an index. The return on a derivative instrument may not correlate with the return of its underlying reference asset. Derivatives used to hedge against an opposite position may offset losses, but they also may offset gains.

Options Risk. The value of the Fund’s positions in options fluctuates in response to changes in the value of the underlying index. The Fund also risks losing all or part of the cash paid for purchasing put options. Because the Fund only purchases put options, the Fund’s losses from its exposure to put options is limited to the amount of premiums paid to the option seller.

Emerging Markets Risk. Emerging market investments are subject to the same risks as foreign investments and to additional risks due to greater political and economic uncertainties as well as a relative lack of information about issuers in such markets. For example, emerging markets may be subject to, among other risks, greater market volatility; lower trading volume and liquidity; greater social, political and economic uncertainty; governmental controls on foreign investments and limitations on repatriation of invested capital; lower disclosure, corporate governance, auditing and financial reporting standards; fewer protections of property rights; fewer investor rights and limited legal, contractual or practical remedies available to investors against emerging market companies; restrictions on the transfer of securities or currency; and settlement and trading practices that differ from U.S. markets and markets of more developed countries.

ETFs and Investment Companies Risk. The risks of investing in securities of ETFs and investment companies typically reflect the risks of the types of instruments in which the underlying ETF or investment company invests. In addition, with such investments, the Fund bears its proportionate share of the fees and expenses of the underlying entity. As a result, the Fund’s operating expenses may be higher and performance may be lower.

Fixed Income Risk. A decline in an issuer’s credit rating and/or financial condition may cause such issuer’s fixed income securities to decrease in value while experiencing increased volatility and investment risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” (or repay) the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income. The market value of a fixed income security generally changes in response to changes in interest rates and may change quickly and without warning in response to issuer defaults and changes in issuer credit ratings.

Foreign Investment Risk. Although the Fund is designed to manage the risks associated with a significant negative movement in the value of global ex-U.S. equities over rolling one-month periods, and thus is designed to benefit from a substantial downturn in the global ex-U.S. equity market, the Fund also invests in ex-U.S. fixed income securities and is subject generally to risks associated with foreign investments. Accordingly, certain risks associated with foreign investments may have a negative impact on the Fund’s fixed income holdings while simultaneously increasing the value of its purchased put options. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Exposures to foreign securities entail special risks, including risks due to: (i) differences in information available about foreign issuers;

(ii) differences in investor protection standards in other jurisdictions; (iii) capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; (iv) political, diplomatic and economic risks; (v) regulatory risks; and (vi) foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions. In addition, the Fund’s investments in securities denominated in other currencies could decline due to changes in local currency relative to the value of the U.S. dollar, which may affect the Fund’s returns.

Geographic Investment Risk. To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

Hedging Risk. Options used by the Fund to offset its exposure to tail risk or reduce volatility may not perform as intended. There can be no assurance that the Fund’s put option strategy will be effective. It may expose the Fund to losses, e.g., option premiums, to which it would not have otherwise been exposed if it only invested, directly or indirectly, in U.S. government bonds and ex-U.S. sovereign bonds. Further, the put option strategy may not fully protect the Fund against declines in the value of its portfolio securities.

High Yield Securities Risk. High yield securities rated below investment grade and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. High yield securities are subject to a greater risk of default and investments in them are inherently speculative. The secondary markets in which high yield securities are traded may be less liquid and more volatile than the market for higher grade securities.

Inflation-Protected Security Risk. Inflation-protected securities, such as Treasury inflation-protected securities (TIPS), provide protection against inflation. Inflation-protected securities typically decrease in value when real interest rates rise and increase in value when real interest rates fall.

Interest Rate Risk. The market value of fixed income securities generally changes in response to changes in interest rates. As interest rates rise, the value of certain fixed income securities is likely to decrease. Similarly, if interest rates decline, the value of fixed income securities is likely to increase. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments. As of the date of this Prospectus, interest rates are near historic lows, but risks associated with rising interest rates are heightened given the Federal Reserve’s recent interest rate hikes, which could signal an end to the historically low interest rate environment. To the extent that rates increase substantially and/or rapidly, the Fund may be subject to significant losses.

International Closed-Market Trading Risk. Because the Fund’s investments may be traded in markets that are closed when the Exchange is open, there are likely to be deviations between the current pricing of an underlying investment and stale investment pricing (i.e., the last quote from its closed foreign market), resulting in premiums or discounts to NAV that may be greater than those experienced by other ETFs.

Investment Risk. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.

Liquidity Risk. The Fund may purchase options and fixed income securities that may be less liquid than other types of investments. The options and fixed income securities purchased by the Fund may not always be liquid. This could have a negative effect on the Fund’s ability to achieve its investment objective and may result in losses to Fund shareholders.

Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will be successful or that the Fund will achieve its investment objective.

Market Events Risk. Turbulence in the financial markets, reduced liquidity in the equity, credit, fixed-income and options markets, and/or the advent of certain economic or political events, including global events such as war, acts of terrorism or a public health crisis, may negatively affect issuers, which could have an adverse effect on certain Fund holdings. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve and/or other government actors, such as increasing interest rates, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on certain Fund holdings.

Recent Events. The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments.

Portfolio Turnover Risk. Because the Fund “turns over” its put options every month, the Fund will incur high levels of transaction costs from commissions or mark-ups in the bid/offer spread. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund’s performance to be less than you expect. While the turnover of the put options is not deemed “portfolio turnover” for accounting purposes, the economic impact to the Fund is similar to what could occur if the Fund experienced high portfolio turnover (e.g., in excess of 100% per year).

Premium-Discount Risk. Shares may trade above (premium) or below (discount) their NAV. The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the Exchange. This risk is heightened in times of market volatility or periods of steep market declines.

Secondary Market Trading Risk. Investors buying or selling Shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur a bid/ask spread, which varies over time for Shares based on trading volume and market liquidity and is generally higher if Shares have little trading volume and market liquidity. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. In addition, trading in Shares on the Exchange may be halted.

Sovereign Debt Securities Risk. Investments in sovereign debt obligations involve special risks not present in corporate debt obligations. The issuer of the sovereign debt or the authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s NAV, may be more volatile than prices of U.S. debt obligations. In the past, certain non-U.S. markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

Performance

The following bar chart and table indicate the risks of investing in the Fund by showing how the Fund’s average annual total returns compare with those of a relevant index that provides a broad measure of market performance. All returns include the reinvestment of dividends and distributions. As always, please note that the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at www.cambriafunds.com.

The Fund’s name and investment objective changed effective March 15, 2021. Fund performance prior to March 15, 2021 reflects the investment objective and principal investment strategy of the Fund when it was the Cambria Sovereign Bond ETF and it sought income and capital appreciation from investments in securities and instruments that provide exposure to sovereign and quasi-sovereign bonds.

Total Annual Returns for Calendar Year Ended December 31

20%
15%
10%
5%
0%
-5%
-10%
-15%
13.76%
-6.90%
7.81%
5.27%
2017
2018
2019
2020

Best and Worst Quarter Returns (for the period reflected in the bar chart above)
Best: 7.46%, for the quarter ended 6/30/20
Worst: -9.62%, for the quarter ended 6/30/18

Average Annual Total Returns for the period ending December 31, 2020

Cambria Global Tail Risk ETF*	1 Year	Since Inception (February 22, 2016)
Return Before Taxes	5.27%	5.22%
Return After Taxes on Distributions	4.98%	3.52%
Return After Taxes on Distributions and Sale of Fund Shares	3.11%	3.27%
FTSE/Citi World Government Bond Index (Reflects no deduction for fees, expenses or taxes)	10.78%	4.23%

*     The Fund’s investment objective changed effective March 15, 2021. Prior to that date, the Fund sought income and capital appreciation from investments in securities and instruments that provide exposure to sovereign and quasi-sovereign bonds pursuant to the principal investment strategy of the Cambria Sovereign Bond ETF.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement plans.

Investment Adviser

Cambria Investment Management, L.P. serves as the investment adviser of the Fund.

Portfolio Manager

Mebane T. Faber is the portfolio manager for the Fund and has managed the Fund since its inception in February 2016.

Purchase and Sale of Fund Shares

Individual Shares are listed on a national securities exchange and may only be purchased and sold in the secondary market through a broker-dealer at a market price. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (at a “premium”) or less than NAV (at a “discount”). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying and selling Shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.cambriafunds.com.

Tax Information

Distributions you receive from the Fund are generally taxable to you as ordinary income for federal income tax purposes, except that distributions will be taxed to you at long-term capital gain rates to the extent reported by the Fund as “capital gain dividends” or “qualified dividend income,” and may also be subject to state or local taxes. Fund distributions may not be taxable to you if you are investing through a tax-advantaged retirement plan account or are a tax-exempt investor, although you may be taxed on withdrawals from your tax-advantaged account.

Purchases Through Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.